Income tax expense - Summary of the amount of temporary difference regarding investment in subsidiaries that are not recognized as deferred tax liabilities (Details) - KRW (₩) ₩ in Millions	Dec. 31, 2023	Dec. 31, 2022
The amount of temporary difference regarding investment in subsidiaries that are not recognized as deferred tax liabilities [Abstract]
Investment in subsidiaries, etc.	₩ (9,331,214)	₩ (8,888,268)